
j2 Global
Inform. Connect. Empower.

Investors Presentation

(Based on Fourth Quarter 2013 Results)

February 13, 2014

j2 | eFax | eVoice | FuseMail | campaigner | KeepItSafe | onebox | ZIFF DAVIS

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2014 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of February 13, 2014 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per user
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of February 13, 2014 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2013 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Adjusted EPS vs. Non-GAAP EPS

	2009 Full Year Actual	2010 Full Year Actual	2011 Full Year Actual	2012 Full Year Actual	2013 Full Year Actual	2012 Q4 Actual	2013 Q4 Actual
Non-GAAP EPS	**$1.85**	**$1.96**	**$2.53**	**$2.69**	**$2.82**	**$0.70**	**$0.80**
EPS related to Amortization	$0.11	$0.13	$0.19	$0.24	$0.42	$0.07	$0.11
Percentage of Non-GAAP	6.1%	6.5%	7.5%	8.9%	14.9%	10.6%	13.8%
Adjusted EPS	**$1.96**	**$2.09**	**$2.72**	**$2.93**	**$3.24**	**$0.77**	**$0.91**

- **To better align our non-GAAP net income to our cash flow, we will now report adjusted EPS exclusive of amortization expense**

The reconciliation of Net income per share from GAAP to Non-GAAP may not foot because each is calculated independently

Financial Highlights

Q4 2013 Results Non-GAAP

In Millions	Cloud - Services $	Cloud - Services Margin	IP Licensing [1] $	IP Licensing [1] Margin	Total Cloud $	Total Cloud Margin	Media $	Media Margin	j2 Consolidated $	j2 Consolidated Margin
Revenues [2]	$94.6		$1.6		$96.2		$41.8		$138.0	
Gross Profit	$76.9	81.3%	$1.6	100.0%	$78.5	81.6%	$37.5	89.7%	$116.0	84.1%
Operating Profit [3]	$42.7	45.2%	$0.1	3.5%	$42.8	44.5%	$11.5	27.4%	$54.3	39.3%
EBITDA [4]	$48.0	50.8%	$1.5	89.5%	$49.5	51.4%	$16.1	38.5%	$65.6	47.5%
Less: Depreciation & Amortization									$11.3	
Less: Interest & Other Expense (Income), Net									$4.2	
Pre-Tax Income									$50.1	36.3%
Non-GAAP Net Income Attributable to Common Shareholders									$37.5	27.1%
Earnings Per Share [5]:									GAAP	$0.44
									Non-GAAP	$0.80
									Adj. EPS	$0.91

(1) IP Licensing Gross Profit, Operating Profit and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.

(2) Non-GAAP Revenues excludes approximately $0.008M of revenues associated with activities of IGN Entertainment, Inc. exited during Q4 2013 as part of integration into Digital Media business, and excludes intersegment revenues.

(3) Non-GAAP Operating Profit excludes $2.5M share-based compensation and associated payroll taxes; certain acquisition-related integration costs; and intersegment expenses.

(4) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and associated payroll taxes and (2) certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.

(5) Non-GAAP earnings per diluted share excludes share-based compensation and associated payroll taxes, certain acquisition-related integration costs, in each case net of tax, totaling $0.05. Non-GAAP net income amounts are not meant as a substitute for GAAP, but are solely for informational purposes. Adjusted EPS adds back amortization of acquired intangibles. See slide 27 for a reconciliation to adjusted earnings per diluted share.

Full Year 2013 Results Non-GAAP

In Millions	Cloud - Services $	Cloud - Services Margin	IP Licensing [1] $	IP Licensing [1] Margin	Total Cloud $	Total Cloud Margin	Media $	Media Margin	j2 Consolidated $	j2 Consolidated Margin
Revenues [2]	$371.7		$18.4		$390.1		$128.5		$518.6	
Gross Profit	$302.6	81.4%	$18.4	100.0%	$321.0	82.3%	$111.6	86.8%	$432.5	83.4%
Operating Profit [3]	$165.9	44.6%	$12.9	70.2%	$178.8	45.8%	$14.5	11.2%	$193.3	37.3%
EBITDA [4]	$185.6	49.9%	$18.0	97.7%	$203.6	52.2%	$29.4	22.9%	$233.0	44.9%
Less: Depreciation & Amortization									$39.7	
Less: Interest & Other Expense (Income), Net									$18.3	
Pre-Tax Income									$175.0	33.7%
Non-GAAP Net Income Attributable to Common Shareholders									$133.0	25.6%

Earnings Per Share [5]:

GAAP	$ 2.28
Non-GAAP	$ 2.82
Adj. EPS	$ 3.24

(1) IP Licensing Gross Profit, Operating Profit and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.
(2) Non-GAAP Revenues excludes approximately $2.2M of revenues associated with activities of IGN Entertainment, Inc. exited during 2013 as part of integration into Digital Media business, and excludes intersegment revenues.
(3) Non-GAAP Operating Profit excludes $9.6M share-based compensation and associated payroll taxes; certain acquisition-related integration costs; and intersegment expenses.
(4) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and associated payroll taxes and (2) certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.
(5) Non-GAAP earnings per diluted share excludes share-based compensation and associated payroll taxes, certain acquisition-related integration costs, in each case net of tax, totaling $0.25. Non-GAAP net income amounts are not meant as a substitute for GAAP, but are solely for informational purposes. Adjusted EPS adds back amortization of acquired intangibles. See slide 27 for a reconciliation to adjusted earnings per diluted share.

j2 Global 2013 Year End Review

2013 Accomplishments – Year of Diversification

- Successfully diversified j2 into three distinct categories: Cloud, Media, IP Licensing
- Since Q4 2012, we have acquired 4 of 5 largest acquisitions in our history
  - Ziff Davis
  - IGN
  - LiveDrive
  - NetShelter
- 7 significant acquisitions completed in 2013, M&A strategy ramping up with focus on global brands across diverse products
  - DID-based to Non-DID
  - Small to Large
  - US to Global
- Demonstrates M&A strategy is portable across spaces and geographies

Business Cloud Services

- 2013 Revenue up +$28M +8.0% vs. prior year
  - IP Licensing of $19M +107% vs. prior year
  - Non-DID revenue $29M +23% vs. prior year

Media

- Quickly created a leading digital publisher in tech/games/men's lifestyle
- IGN+AskMen – NetShelter – TechBargains
- Continue strategy of expanding geographic footprint
- Expect to launch up to a dozen new versions of IGN, PCMag and AskMen globally.

Business Cloud Services

Cloud Subscription Revenue Growth by Service

% Non-Fax of Total Revenue

2011 Year-end	2012 Year-end	2013 Year-end	2014 Year-end
16.8%	25.4%	44.9%	+ 50%

Current annualized run-rate versus Q4 2012:

- Fax/Voice +5% Key growth areas Japan, Australia, UK & Corporate
- Online Backup +900% High growth organically and acquisitions
  - 272% excluding LiveDrive
- Hosted Email +25% Entered the UK market
- Email Marketing +9%

Online Backup

- Entered online backup space in Oct 2010 with the acquisition of KeepItSafe®
  - Annualized run-rate was $1.7M (Ireland only)
- Current annual revenue run-rate >$40.0M
  - US, Canada, Ireland, United Kingdom, New Zealand, The Netherlands, Iceland
- Acquired highly profitable, UK-based LiveDrive in February 2014
  - Expands j2's data storage into two brands
    - KeepItSafe® for businesses
    - LiveDrive for professionals and individuals
- Expected year-end 2014 revenue run-rate +$55M
  - Revenue growth chiefly coming from business-focused KeepItSafe®

Record Cancel Rate

- All-time Record Low of 2.17%
- Improved 28% versus comparable period in 2009



Cancel Rate (1)
3.5%
3.3%
3.0%
2.8%
2.5%
2.3%
2.0%
Q1
Q2
Q3
Q4
3.5%
2.8%
2.6%
2.4%
2.4%
3.3%
2.6%
2.4%
2.3%
2.2%
3.1%
2.6%
2.5%
2.3%
2.3%
3.0%
2.7%
2.6%
2.25%
2.17%
All-time New Record Low
2009
2010
2011
2012
2013

(1) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively canceled and reactivated within the same calendar month) and DIDs related to enterprise customers beginning with their first day of service, calculated monthly and expressed here as an average over the three months of the quarter.

j2 Digital Media

Q4 2013 Media Highlights

- 2013 traffic (page views) figures peaked in Q4
  - 2.2B total page views for owned-and-operated properties (IGN, AskMen, PCMag Group), representing ~10% growth versus Q3 2013 (1)
  - Record page view in December for AskMen (155M) and PCMag Group (148M) (1)
- IGN Highlights
  - Surpassed 4 million subscribers to its channel on YouTube in December (2)
  - Launched video apps for Sony's PlayStation in the US & Europe
    - 4.3M video views from apps in December (1)
  - 48% increase in December 2013 page view vs. December 2012 (1)
  - Launched IGN India, IGN Africa & IGN Turkey in partnership with local providers
    - 60 Countries reach through 17 versions

(1) Google Analytics
(2) YouTube

2014 Financial Outlook

2014 Outlook

Cloud-Services

- Revenue growth coming from our profitable, non-DID businesses
  - Scaling up
  - Currently operating at ~40% EBITDA margins
- Depreciation & Amortization – expense expected to increase by $13-$14M
- IP Licensing
  - Revenue expected between $4.5 - $6.5M

Media

- More even distribution of revenues 2014
  - Q1 expected 20-22% versus 18% prior year
  - Q4 expected 28-30% versus 33% prior year

Corporate

- 2013 Tax rate = 24.3%, expect 2014 to be between 27%-29%
- Excludes Share-Based Compensation between $10-$12M
- Effective Share Count for EPS 48M

2014 Guidance Non-GAAP

Revenues	**$580M - $600M**
Adjusted EPS (1)	**$3.23 - $3.47**

(1) Adjusted earnings per diluted share excludes share-based compensation and related payroll taxes, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2014 (exclusive of the release of reserves for uncertain tax positions) will be between 27%-29%

Share Repurchase / Quarterly Dividend

Share Repurchase Program extended through February 20, 2015 with 2.9 million shares remaining available for repurchase

Timing:

- **Record Date – February 24th**
- **Payment Date – March 10th**

Payment Amount:

- **$0.2625 per Share**
- **~ $12M of Cash**

Designed Not to Impact Operational or M&A Activities

Supplemental Information

Financial & Other Metrics Cloud

j2 Cloud

(in Thousands)

	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3	2013 Q4
Total Revenues	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768	$94,390	$96,207
Fixed Subscriber Revenues (1)	$70,227	$72,187	$72,284	$72,021	$71,274	$74,556	$74,540	$76,088
Variable Subscriber Revenues (1)	14,598	15,884	17,181	18,135	18,228	19,196	18,753	18,454
Subscriber Revenues	$84,825	$88,071	$89,466	$90,156	$89,503	$93,752	$93,293	$94,541
Other Licenses Revenues	1,827	1,394	3,779	2,166	1,236	15,017	1,097	1,666
Total Cloud Revenues	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768	$94,390	$96,207
DID - Based Revenues	$78,561	$81,620	$83,102	$83,657	$82,605	$86,285	$85,797	$85,751
Non-DID Revenues	8,091	7,845	10,143	8,665	8,134	22,483	8,593	10,456
Total Cloud Revenues	$86,652	$89,465	$93,245	$92,322	$90,739	$108,768	$94,390	$96,207
Subscriber Revenues/Total Revenues	97.9%	98.4%	95.9%	97.7%	98.6%	86.2%	98.8%	98.3%
DID - Based/Total Revenues	90.7%	91.2%	89.1%	90.6%	91.0%	79.3%	90.9%	89.1%
% Fixed Subscriber Revenues	82.8%	82.0%	80.8%	79.9%	79.6%	79.5%	79.9%	80.5%
% Variable Subscriber Revenues	17.2%	18.0%	19.2%	20.1%	20.4%	20.5%	20.1%	19.5%
Paid DIDs	2,025,199	2,057,994	2,077,057	2,093,941	2,155,122	2,188,992	2,217,546	2,234,048
Average Monthly Revenue/DID (2)	$12.85	$13.19	$13.27	$13.31	$12.98	$13.16	$12.87	$12.75
Cancel Rate (3)	2.40%	2.34%	2.28%	2.25%	2.38%	2.21%	2.27%	2.17%

(1) Q1 & Q2 2013 amounts revised to reflect additional information obtained during integration of MetroFax, which was acquired in Q1 2013
(2) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter
(3) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter

Financial & Other Metrics Media & Consolidated

		2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3	2013 Q4
Web Traffic (1)	(in Millions)								
Visits		80	80	82	104	377	558	601	634
Pageviews		238	285	264	344	1,249	1,897	2,002	2,197
Total GAAP Revenues	(in Thousands)	$86,652	$89,465	$93,245	$102,033	$113,617	$141,361	$127,788	$138,035
Adjustments (2)		$0	$0	$0	$0	($44)	($1,348)	($814)	($8)
Total Non GAAP Revenues		$86,652	$89,465	$93,245	$102,033	$113,573	$140,013	$126,974	$138,027
Cloud Revenues		$86,652	$89,465	$93,245	$92,322	$90,739	$108,768	$94,390	$96,207
Media Revenues		$0	$0	$0	$9,711	$22,834	$31,244	$32,584	$41,820
Total Non GAAP Revenues		$86,652	$89,465	$93,245	$102,033	$113,573	$140,013	$126,974	$138,027
Cash & Investment	(millions)	$193.3	$206.8	$469.8	$343.6	$310.1	$352.9	$374.1	$345.9
Free Cash Flow (3)	(millions)	$38.1	$45.6	$37.1	$45.2	$38.4	$66.2	$22.3	$50.5
Diluted EPS - GAAP		$ 0.60	$ 0.67	$ 0.69	$ 0.65	$ 0.49	$ 0.77	$ 0.59	$ 0.44
Diluted EPS - Non-GAAP (4)		$ 0.64	$ 0.70	$ 0.65	$ 0.70	$ 0.58	$ 0.83	$ 0.64	$ 0.80
EBITDA (5)	(millions)	$ 45.0	$ 47.5	$ 50.0	$ 51.7	$ 48.2	$ 66.4	$ 52.8	$ 65.6

(1) Web Traffic figures based on Omniture and Google Analytics
(2) Non-GAAP Revenues in 2013 excludes revenues associated with activities of IGN Entertainment, Inc. exited during 2013 as part of integration into Digital Media business
(3) See slide 23 for a definition of free cash flow
(4) See slide 25 for a definition of diluted Non-GAAP earnings per share (EPS) and a reconciliation to diluted GAAP EPS
(5) See slide 23 for a definition of EBITDA and reconciliation to Net Income

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13
Net cash provided by operating activities	$38.942	$46.382	$38.193	$46.394	$40.048	$68.973	$25.859	$58.444
Less: Purchases of property and equipment	($1.159)	($1.631)	($0.956)	($1.159)	($1.933)	($4.056)	($5.126)	($7.511)
Add: Excess tax (deficiency) benefit from share-based compensation	$0.286	$0.821	($0.091)	($0.055)	$0.280	$1.301	$1.590	($0.476)
Free cash flow	**$38.069**	**$45.572**	**$37.146**	**$45.180**	**$38.395**	**$66.218**	**$22.323**	**$50.457**

EBITDA (2)

	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13
Net income	$28.539	$31.188	$31.650	$30.286	$22.771	$35.967	$27.627	$21.157
Plus:								
Other expense (income), net	$0.973	($0.590)	($0.610)	($0.183)	($0.161)	($0.042)	($0.396)	$12.071
Interest expense (income), net	($0.254)	($0.219)	$3.357	$4.766	$4.877	$4.859	$4.972	$6.546
Income tax expense	$8.352	$9.648	$7.880	$7.379	$5.500	$11.823	$7.105	$10.747
Depreciation and amortization	$4.906	$5.274	$5.351	$6.621	$8.794	$9.454	$10.178	$11.311
Share-based compensation	$2.363	$2.161	$2.417	$2.287	$2.348	$2.335	$2.425	$2.529
Certain acquisition-related integration costs (3)	$0.149	$0.000	$0.000	$0.585	$4.094	$1.983	$0.938	$1.206
EBITDA	**$45.028**	**$47.462**	**$50.045**	**$51.741**	**$48.223**	**$66.379**	**$52.849**	**$65.567**

(1) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization; share-based compensation; and certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

Margin Contribution Non-GAAP

In Millions	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13
Cloud - Services								
Revenues	$ 86.3	$ 89.0	$ 90.3	$ 90.5	$ 89.9	$ 93.9	$ 93.4	$ 94.6
Gross Profit	$ 70.7	$ 73.0	$ 74.1	$ 74.0	$ 73.4	$ 76.1	$ 76.1	$ 76.9
Gross Profit %	82%	82%	82%	82%	82%	81%	82%	81%
EBITDA (1)	$ 44.7	$ 47.1	$ 47.4	$ 46.1	$ 44.2	$ 47.0	$ 46.4	$ 48.0
EBITDA %	52%	53%	52%	51%	49%	50%	50%	51%
Media								
Revenues	-	-	-	$ 9.7	$ 22.8	$ 31.2	$ 32.6	$ 41.8
Gross Profit	-	-	-	$ 7.8	$ 19.3	$ 26.6	$ 28.2	$ 37.5
Gross Profit %	n/a	n/a	n/a	80%	85%	85%	87%	90%
EBITDA (1)	-	-	-	$ 4.1	$ 3.2	$ 4.7	$ 5.4	$ 16.1
EBITDA %	n/a	n/a	n/a	42%	14%	15%	17%	39%
IP Licensing								
Revenues	$ 0.3	$ 0.5	$ 3.0	$ 1.8	$ 0.9	$ 14.9	$ 1.0	$ 1.6
Gross Profit	$ 0.3	$ 0.5	$ 3.0	$ 1.8	$ 0.9	$ 14.9	$ 1.0	$ 1.6
Gross Profit %	100%	100%	100%	100%	100%	100%	100%	100%
EBITDA (1) (2)	$ 0.3	$ 0.4	$ 2.7	$ 1.6	$ 0.8	$ 14.7	$ 1.0	$ 1.5
EBITDA %	89%	84%	90%	89%	94%	99%	94%	90%

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense (benefit); depreciation and amortization; share-based compensation; and certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 28 for reconciliation of EBITDA to Net Income.

(2) IP Licensing Gross Profit, Operating Profit and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.

Q4 GAAP Reconciliation Non-GAAP Earnings & EPS

($ in thousands)

	THREE MONTHS ENDED DECEMBER 31, 2013							THREE MONTHS ENDED DECEMBER 31, 2012					
	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Loss on Extinguishment of Debt and Related Interest Expense	Non-GAAP	Amortization	Adjusted Non-GAAP	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	Non-GAAP	Amortization	Adjusted Non-GAAP
Revenues	$138,035	—	(8)	—	$ 138,027	—	$ 138,027	$ 102,033	—	—	$ 102,033	—	$ 102,033
Cost of revenues	22,178	(175)	—	—	22,003	—	22,003	18,659	(211)	—	18,448	—	18,448
Operating expenses:													
Sales and marketing	31,679	(540)	(189)	—	30,950	—	30,950	18,915	(426)	—	18,489	—	18,489
Research, development and engineering	6,351	(123)	(13)	—	6,215	—	6,215	4,826	(115)	—	4,711	—	4,711
General and administrative	27,306	(1,691)	(1,012)	—	24,603	(8,583)	16,020	17,385	(1,535)	(585)	15,265	(4,981)	10,284
Other expense (income), net	12,071	—	—	(12,865)	(794)	—	(794)	(183)	—	—	(183)	—	(183)
Interest expense (income), net	6,546	—	—	(1,572)	4,974	—	4,974	4,766	—	—	4,766	—	4,766
Income tax provision [4]	10,747	879	520	—	12,146	3,047	15,193	7,379	548	115	8,042	1,593	9,635
Net income attributable to j2 Global, Inc. common stockholders	$ 20,754	1,650	686	14,437	$ 37,527	5,536	$ 43,063	$ 30,203	1,739	470	$ 32,412	3,388	$ 35,800
Net income per share attributable to j2 Global, Inc. common stockholders*:													
Basic	$ 0.45	0.04	0.02	0.31	$ 0.81	0.12	$ 0.92	$ 0.66	0.04	0.01	$ 0.71	0.07	$ 0.78
Diluted	$ 0.44	0.04	0.02	0.31	$ 0.80	0.12	$ 0.91	$ 0.65	0.04	0.01	$ 0.70	0.07	$ 0.77

* The reconciliation of Net income per share from GAAP to Non-GAAP may not foot because each is calculated independently

Non-GAAP net income is GAAP net income with the following modifications:

1) elimination of shared-based compensation expense and the associated payroll taxes
2) elimination of certain acquisition-related integration costs
3) elimination of loss on extinguishment of debt and related interest expense associated with acquiring shares of Ziff Davis, Inc.
4) elimination of income tax provision associated with shared-based compensation; certain acquisition-related integration costs

FY GAAP Reconciliation Non-GAAP Earnings & EPS

($ in thousands)

TWELVE MONTHS ENDED DECEMBER 31, 2013

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Loss on Extinguishment of Debt and Related Interest Expense	Non-GAAP	Amortization	Adjusted Non-GAAP
Revenues	$ 520,801	—	(2,214)	—	$ 518,587	—	$ 518,587
Cost of revenues	86,893	(756)	(88)	—	86,049	—	86,049
Operating expenses:							
Sales and marketing	131,317	(1,855)	(4,621)	—	124,841	—	124,841
Research, development and engineering	25,485	(434)	(592)	—	24,459	—	24,459
General and administrative	101,683	(6,592)	(5,134)	—	89,957	(30,022)	59,935
Other expense (income), net	11,472	—	—	(12,865)	(1,393)	—	(1,393)
Interest expense (income), net	21,254	—	—	(1,572)	19,682	—	19,682
Income tax provision (6)	35,175	3,263	3,529	—	41,967	10,434	52,401
Net income attributable to j2 Global, Inc. common stockholders	$ 107,522	6,374	4,692	14,437	$ 133,025	19,588	$ 152,613
Net income per share attributable to j2 Global, Inc. common stockholders*:							
Basic	$ 2.31	0.15	0.11	0.32	$ 2.86	0.43	$ 3.28
Diluted	$ 2.28	0.14	0.11	0.31	$ 2.82	0.42	$ 3.24

TWELEVE MONTHS ENDED DECEMBER 31, 2012

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(4) Gain on Sale of Investment	(5) Additional Income Tax Benefit from Prior Years	Non-GAAP	Amortization	Adjusted Non-GAAP
Revenues	$ 371,396	—	—	—	—	$ 371,396	—	$ 371,396
Cost of revenues	67,013	(844)	(6)	—	—	66,163	—	66,163
Operating expenses:								
Sales and marketing	62,825	(1,543)	(90)	—	—	61,192	—	61,192
Research, development and engineering	18,624	(459)	(5)	—	—	18,160	—	18,160
General and administrative	60,772	(6,382)	(633)	—	—	53,757	(15,866)	37,891
Other expense (income), net	(410)	—	—	—	—	(410)	—	(410)
Interest expense (income), net	7,650	—	—	180	—	7,830	—	7,830
Income tax provision (6)	33,259	2,823	149	(43)	3,066	39,254	4,743	43,997
Net income attributable to j2 Global, Inc. common stockholders	$ 121,580	6,405	585	(137)	(3,066)	$ 125,367	11,123	$ 136,490
Net income per share attributable to j2 Global, Inc. common stockholders*:								
Basic	$ 2.63	0.14	0.02	(0.01)	(0.07)	$ 2.71	0.24	$ 2.95
Diluted	$ 2.61	0.14	0.02	(0.01)	(0.07)	$ 2.69	0.24	$ 2.93

* The reconciliation of Net income per share from GAAP to Non-GAAP may not foot because each is calculated independently

Non-GAAP net income is GAAP net income with the following modifications:

1) elimination of shared-based compensation expense and the associated payroll taxes
2) elimination of certain acquisition-related integration costs
3) elimination of loss on extinguishment of debt and related interest expense associated with acquiring shares of Ziff Davis, Inc. that the company did not already own
4) elimination of gain on sale of certain investment;
5) elimination of additional income tax benefit from prior years
6) elimination of income tax provision associated with shared-based compensation; certain acquisition-related integration costs

GAAP Reconciliation Adjusted EPS

($ in thousands)

	Full Year 2009	Full Year 2010	Full Year 2011	Full Year 2012	Full Year 2013	2012 Q4 Actual	2013 Q4 Actual
GAAP Net income	$ 66,827	$ 83,047	$ 114,766	$ 121,580	$ 107,522	$ 30,203	$ 20,754
Dilluted GAAP EPS	$ 1.48	$ 1.81	$ 2.43	$ 2.61	$ 2.28	$ 0.65	$ 0.44
Additional Incom Tax Benefit from Prior Years	-	-	-	(3,066)	-	-	-
Uncertain Tax Position	-	-	(15,128)	-	-	-	-
Deferred revenue	-	-	7,618	-	-	-	-
Trade Name Sale	-	-	3,892	-	-	-	-
Share-based compensation	8,626	7,690	6,348	6,405	6,374	1,739	1,650
Acquisition-related integration costs	-	3,395	2,019	585	4,692	470	686
Loss on Extinguishment of debt and related interest expense	-	-	-	-	14,437	-	14,437
Loss on Disposal of Long-Lived Asset	1,468	-	-	-	-	-	-
Other-than-temporary impairment losses	8,538	-	-	-	-	-	-
Gain on Sale of Investment	(1,812)	(3,922)	(432)	(137)	-	-	-
Non-GAAP Entries	16,820	7,163	4,317	3,787	25,503	2,209	16,773
EPS Related Non-GAAP Items	$ 0.37	$ 0.15	$ 0.10	$ 0.08	$ 0.54	$ 0.05	$ 0.36
Non-GAAP Net Income	$ 83,647	$ 90,210	$ 119,083	$ 125,367	$ 133,025	$ 32,412	$ 37,527
Diluted Non-GAAP EPS	$ 1.85	$ 1.96	$ 2.53	$ 2.69	$ 2.82	$ 0.70	$ 0.80
Amortization of Acquired Intangibles	4,952	5,647	9,293	11,123	19,588	$ 3,388	$ 5,536
EPS Related to Amortization of Acquired Intangibles	$ 0.11	$ 0.13	$ 0.19	$ 0.24	$ 0.42	$ 0.07	$ 0.11
Adjusted Non-GAAP Net Income	88,599	95,857	128,376	136,490	152,613	35,800	43,063
Adjusted Diluted EPS	$ 1.96	$ 2.09	$ 2.72	$ 2.93	$ 3.24	$ 0.77	$ 0.91

	Full Year 2009	Full Year 2010	Full Year 2011	Full Year 2012	Full Year 2013	2012 Q4 Actual	2013 Q4 Actual
Dilluted GAAP EPS	$ 1.48	$ 1.81	$ 2.43	$ 2.61	$ 2.28	$ 0.65	$ 0.44
Diluted Non-GAAP EPS	$ 1.85	$ 1.96	$ 2.53	$ 2.69	$ 2.82	$ 0.70	$ 0.80
Adjusted Diluted EPS	$ 1.96	$ 2.09	$ 2.72	$ 2.93	$ 3.24	$ 0.77	$ 0.91

* The reconciliation of Net income per share from GAAP to Non-GAAP may not foot because each is calculated independently

GAAP Reconciliation EBITDA Q4 2013

($ in thousands)

EBITDA CONSOLIDATED CLOUD & MEDIA Q4 2013 (1)	Cloud Subscription	Cloud IP Licensing (2)	Cloud	Media	Subtotal	Tax Effect of Inter-segment Transactions	Consolidated
Net income (loss)	25,712	32	25,744	(2,329)	23,414	(2,257)	21,157
Other expense (income), net	(73)	-	(73)	12,144	12,071		12,071
Interest expense (income), net	6,546	-	6,546	-	6,546	-	6,546
Income tax expense	8,019	25	8,044	446	8,490	2,257	10,747
Depreciation and amortization	5,274	1,409	6,683	4,628	11,311	-	11,311
Reconciliation of GAAP to Non-GAAP Financial Measures:							
Share-based compensation	2,462	-	2,462	67	2,529	-	2,529
Exit costs	60	-	60	1,146	1,206	-	1,206
EBITDA	47,999	1,466	49,466	16,101	65,567	-	65,567

(1) EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and (2) certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.

GAAP Reconciliation EBITDA Full Year 2013

($ in thousands)

EBITDA CONSOLIDATED CLOUD & MEDIA FULL YEAR 2013 (1)	Cloud Subscription	Cloud IP Licensing (2)	Cloud	Media	Subtotal	Tax Effect of Inter-segment Transactions	Consolidated
Net income (loss)	108,356	7,240	115,596	(5,851)	109,745	(2,223)	107,522
Other expense (income), net	(757)	-	(757)	12,229	11,472		11,472
Interest expense (income), net	21,255	-	21,255	-	21,255	-	21,254
Income tax expense	27,358	5,689	33,046	(94)	32,952	2,223	35,175
Depreciation and amortization	19,724	5,050	24,774	14,963	39,737	-	39,737
Reconciliation of GAAP to Non-GAAP Financial Measures:							
Share-based compensation	9,570	-	9,570	67	9,637	-	9,637
Exit costs	60	-	60	8,161	8,221	-	8,221
EBITDA	185,565	17,979	203,544	29,475	233,019	-	233,018

(1) EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and (2) certain acquisition-related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.

Note Ratios & Covenants

Figures in Millions	$250 Million Senior Unsecured Notes 12/31/2013 Actual	% of Total
Total Cash & Investments	$345.9	
Total Debt	$250.0	10.3%
Total Market Capitalization [(1)]	$2,172.1	89.7%
EBITDA - LTM 12/31/13 [(2)]	$216.4	
Ratios		
Leverage Ratio - Debt / EBITDA LTM	1.16x	
Fixed Charge Ratio - EBITDA LTM / Interest Expense [(3)]	9.69x	
Lien Debt	1.16x	

(1) Market value of equity based on a closing share price of $45.97 as of 2/12/14 and total shares outstanding of 47.3M.
(2) EBITDA per our Senior Notes Indenture Agreement is defined the same as in footnote 1 on slide 27 except it excludes digital media results and interest income.


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